[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER (optional)

Mandie Smolich (213) 896-6147

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Mandie Smolich, Legal Assistant
Sidley Austin LLP
555 West Fifth Street, 40th Floor
Los Angeles, California 90013

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME: **Invisa, Inc.**

OR 1b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
6935 15th Street East, Suite 120	Sarasota	FL	34243	USA

1d. SEE INSTRUCTIONS	ADD'L INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION	1g. ORGANIZATIONAL ID #, if any
		corporation	Nevada	C16123-1998 ☐ NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME

OR 2b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

2c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY

2d. SEE INSTRUCTIONS | ADD'L INFO RE ORGANIZATION DEBTOR | 2e. TYPE OF ORGANIZATION | 2f. JURISDICTION OF ORGANIZATION | 2g. ORGANIZATIONAL ID #, if any ☐ NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME: **M.A.G. Capital, LLC**

OR 3b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
555 South Flower Street, Suite 4200	Los Angeles	CA	90071	USA

4. This FINANCING STATEMENT covers the following collateral:

All of Debtor's right, title and interest, whether now owned or existing or hereafter arising or acquired, in and to all of its accounts, books and records, commercial tort claims, deposit accounts, equipment, general intangibles, patents, patent applications, goods, instruments, inventory, investment property, letters of credit, letter of credit rights, promissory notes, drafts, documents, chattel paper, any and all supporting obligations, money and other personal property and assets of Debtor, and all proceeds, insurance proceeds and products of any of the foregoing, and in each case wheresoever located, all as further described on Exhibit A attached hereto and made a part hereof.

5. ALTERNATIVE DESIGNATION (if applicable): ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable] 7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA

Filing Jurisdiction: Nevada SOS

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Exhibit A to National Financing Statement (Form UCC-1)

Debtor: Invisa, Inc.
6935 15th Street East, Suite 120
Sarasota, Florida 34243

Secured Party: M.A.G. Capital, LLC
555 South Flower St., Suite 4200
Los Angeles, California 90071

Collateral Description:

All of Debtor's right, title, and interest in and to, all of the following property of Debtor (the "Collateral"), whether now owned or existing or hereafter acquired or arising and wheresoever located: accounts; books and records (including any information inscribed on any tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form) relating to its business operations or financial condition or the Collateral; commercial tort claims; deposit accounts; equipment; general intangibles; patents; patent applications; goods; instruments; inventory; investment property (including all securities and securities accounts); letters of credit; letter of credit rights; promissory notes; drafts; documents; chattel paper (including electronic chattel paper and tangible chattel paper); any and all supporting obligations; money, cash and cash equivalents; other personal property and assets of Debtor which now or hereafter come into the possession, custody, or control of Lender (as each of the foregoing types of property are defined in the Code; together, in each instance, with all accessions and additions thereto, substitutions therefor, and replacements, products thereof and any other property receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any of the foregoing, including without limitation any and all "proceeds" as defined in the Code, whether cash or noncash, any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of Debtor from time to time with respect to any of the foregoing, any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person or entity acting under color of governmental authority), and any and all other amounts from time to time paid or payable under or in connection with any of the foregoing or for or on account of any damage or injury to or conversion of any of the foregoing by any person or entity. The patent/patent applications included in the Collateral include: US 5,337,039 080994; US 7,023,222 B2 040406; US 2006 005534 A1 031606

Any terms used herein which are defined in the Uniform Commercial Code as, from time to time, enacted and in effect in the State of California (the "Code") shall be construed and defined as set forth in the Code unless otherwise defined herein.

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]
Mandie Smolich (213) 896-6147

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Mandie Smolich, Legal Assistant
Sidley Austin LLP
555 West Fifth Street, 40th Floor
Los Angeles, California 90013

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME **Invivo, Inc.**				
OR 1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS **6935 15th Street East, Suite 120**	CITY **Sarasota**	STATE **FL**	POSTAL CODE **34243**	COUNTRY **USA**
1d. SEE INSTRUCTIONS / ADD'L INFO RE ORGANIZATION DEBTOR / 1e. TYPE OF ORGANIZATION **corporation**	1f. JURISDICTION OF ORGANIZATION **Nevada**	1g. ORGANIZATIONAL ID #, if any **C16123-1998**		☐ NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
2d. SEE INSTRUCTIONS / ADD'L INFO RE ORGANIZATION DEBTOR / 2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any		☐ NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME **Mercator Momentum Fund III, LP**				
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS **555 South Flower Street, Suite 4200**	CITY **Los Angeles**	STATE **CA**	POSTAL CODE **90071**	COUNTRY **USA**

4. This FINANCING STATEMENT covers the following collateral:

All of Debtor's right, title and interest, whether now owned or existing or hereafter arising or acquired, in and to all of its accounts, books and records, commercial tort claims, deposit accounts, equipment, general intangibles, patents, patent applications, goods, instruments, inventory, investment property, letters of credit, letter of credit rights, promissory notes, drafts, documents, chattel paper, any and all supporting obligations, money and other personal property and assets of Debtor, and all proceeds, insurance proceeds and products of any of the foregoing, and in each case wheresoever located, all as further described on Exhibit A attached hereto and made a part hereof.

5. ALTERNATIVE DESIGNATION [if applicable]: ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable] 7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA
Filing Jurisdiction: Nevada SOS

Exhibit A to National Financing Statement (Form UCC-1)

Debtor: Invisa, Inc.
6935 15th Street East, Suite 120
Sarasota, Florida 34243

Secured Party: Mercator Momentum Fund III, LP
c/o M.A.G. Capital, LLC
555 South Flower St., Suite 4200
Los Angeles, California 90071

Collateral Description:

All of Debtor's right, title, and interest in and to, all of the following property of Debtor (the "Collateral"), whether now owned or existing or hereafter acquired or arising and wheresoever located: accounts; books and records (including any information inscribed on any tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form) relating to its business operations or financial condition or the Collateral; commercial tort claims; deposit accounts; equipment; general intangibles; patents; patent applications; goods; instruments; inventory; investment property (including all securities and securities accounts); letters of credit; letter of credit rights; promissory notes; drafts; documents; chattel paper (including electronic chattel paper and tangible chattel paper); any and all supporting obligations; money, cash and cash equivalents; other personal property and assets of Debtor which now or hereafter come into the possession, custody, or control of Lender (as each of the foregoing types of property are defined in the Code; together, in each instance, with all accessions and additions thereto, substitutions therefor, and replacements, products thereof and any other property receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any of the foregoing, including without limitation any and all "proceeds" as defined in the Code, whether cash or noncash, any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of Debtor from time to time with respect to any of the foregoing, any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person or entity acting under color of governmental authority), and any and all other amounts from time to time paid or payable under or in connection with any of the foregoing or for or on account of any damage or injury to or conversion of any of the foregoing by any person or entity. The patent/patent applications included in the Collateral include: US 5,337,039 080994; US 7,023,222 B2 040406; US 2006 005534 A1 031606

Any terms used herein which are defined in the Uniform Commercial Code as, from time to time, enacted and in effect in the State of California (the "Code") shall be construed and defined as set forth in the Code unless otherwise defined herein.

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

Mandie Smolich (213) 896-6147

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Mandie Smolich, Legal Assistant
Sidley Austin LLP
555 West Fifth Street, 40th Floor
Los Angeles, California 90013

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME **Invivo, Inc.**			
OR 1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
1c. MAILING ADDRESS **6935 15th Street East, Suite 120**	CITY **Sarasota**	STATE **FL** / POSTAL CODE **34243**	COUNTRY **USA**
1d. SEE INSTRUCTIONS / ADD'L INFO RE ORGANIZATION DEBTOR / 1e. TYPE OF ORGANIZATION **corporation**	1f. JURISDICTION OF ORGANIZATION **Nevada**	1g. ORGANIZATIONAL ID #, if any **C16123-1998**	☐ NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME			
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
2c. MAILING ADDRESS	CITY	STATE / POSTAL CODE	COUNTRY
2d. SEE INSTRUCTIONS / ADD'L INFO RE ORGANIZATION DEBTOR / 2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any	☐ NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME **Monarch Pointe Fund, Ltd.**			
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
3c. MAILING ADDRESS **555 South Flower Street, Suite 4200**	CITY **Los Angeles**	STATE **CA** / POSTAL CODE **90071**	COUNTRY **USA**

4. This FINANCING STATEMENT covers the following collateral:

All of Debtor's right, title and interest, whether now owned or existing or hereafter arising or acquired, in and to all of its accounts, books and records, commercial tort claims, deposit accounts, equipment, general intangibles, patents, patent applications, goods, instruments, inventory, investment property, letters of credit, letter of credit rights, promissory notes, drafts, documents, chattel paper, any and all supporting obligations, money and other personal property and assets of Debtor, and all proceeds, insurance proceeds and products of any of the foregoing, and in each case wheresoever located, all as further described on Exhibit A attached hereto and made a part hereof.

5. ALTERNATIVE DESIGNATION [if applicable]: ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ [illegible] 7. [illegible] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA

Filing Jurisdiction: Nevada SOS

Exhibit A to National Financing Statement (Form UCC-1)

Debtor: Invisa, Inc.
6935 15th Street East, Suite 120
Sarasota, Florida 34243

Secured Party: Monarch Pointe Fund, Ltd.
c/o M.A.G. Capital, LLC
555 South Flower St., Suite 4200
Los Angeles, California 90071

Collateral Description:

All of Debtor's right, title, and interest in and to, all of the following property of Debtor (the "Collateral"), whether now owned or existing or hereafter acquired or arising and wheresoever located: accounts; books and records (including any information inscribed on any tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form) relating to its business operations or financial condition or the Collateral; commercial tort claims; deposit accounts; equipment; general intangibles; patents; patent applications; goods; instruments; inventory; investment property (including all securities and securities accounts); letters of credit; letter of credit rights; promissory notes; drafts; documents; chattel paper (including electronic chattel paper and tangible chattel paper); any and all supporting obligations; money, cash and cash equivalents; other personal property and assets of Debtor which now or hereafter come into the possession, custody, or control of Lender (as each of the foregoing types of property are defined in the Code; together, in each instance, with all accessions and additions thereto, substitutions therefor, and replacements, products thereof and any other property receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any of the foregoing, including without limitation any and all "proceeds" as defined in the Code, whether cash or noncash, any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of Debtor from time to time with respect to any of the foregoing, any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person or entity acting under color of governmental authority), and any and all other amounts from time to time paid or payable under or in connection with any of the foregoing or for or on account of any damage or injury to or conversion of any of the foregoing by any person or entity. The patent/patent applications included in the Collateral include: US 5,337,039 080994; US 7,023,222 B2 040406; US 2006 005534 A1 031606

Any terms used herein which are defined in the Uniform Commercial Code as, from time to time, enacted and in effect in the State of California (the "Code") shall be construed and defined as set forth in the Code unless otherwise defined herein.